UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest  event  reported)DECEMBER  16,  2004
                                                            -------------------

                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

             001-16413                               58-2554464
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       (Commission File Number)            (IRS Employer Identification No.)

     807 DORSEY STREET, GAINESVILLE, GEORGIA           30501
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     (Address of Principal Executive Offices)        (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02.     ELECTION  OF  DIRECTORS

     On December 16, 2004, the Board of Directors of NBOG Bancorporation, Inc. (the "Company") elected R. Allen Smith to the Board of Directors, subject to any required regulatory approval. It is not expected that Mr. Smith will be named to any committees of the Company.

     During 2004, prior to his election to the Board of Directors, Mr. Smith had served as an Interim Chief Executive Officer, Interim Chief Financial Officer and consultant to the Company. Mr. Smith's compensation (both current and deferred) in connection with these positions was $70,172. On December 16, 2004, the Board also granted Mr. Smith a non-qualified option to purchase 27,500 shares of common stock of the Company, with an exercise price of $10.00 a share. The option will vest in equal annual increments over three years from the grant date, and will expire on December 16, 2014.

     The Company's directors and officers, and the businesses and other organizations with which they are associated, from time to time may have banking transactions in the ordinary course of business with The National Bank of Gainesville (the "Bank"), a wholly-owned subsidiary of the Company. The Bank's policy is that any loans or other commitments to those persons or entities be made in accordance with applicable law and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons or entities of similar standing. All transactions with affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of directors including a majority of disinterested directors.

     In addition, each loan by the Bank to any officer, director or controlling person of the Bank or any of its affiliates may be made only in compliance with the following conditions:

     The loan:

     - must be evidenced by a promissory note naming the Bank as payee and must contain an annual percentage rate which is reasonably comparable to that normally charged to non-affiliates by other commercial lenders for similar loans made in the Bank's locale;

     - must be repaid according to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale;

     - must be made only if credit reports and financial statements, or other reasonable investigation appropriate in light of the nature and terms of the loan and which meet the loan policies normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale, show the loan to be collectible and the borrower a satisfactory credit risk; and

     - the purpose of the loan and the disbursement of proceeds are reviewed and monitored in a manner comparable to that normally used by other commercial lenders for similar loans made in the Bank's locale.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBOG BANCORPORATION, INC.

Dated:     December 17, 2004
                                        By:    /s/ W. Bryan Hendrix
                                               ---------------------------
                                        Name:  W. Bryan Hendrix
                                               ---------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------